SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        April 16, 2003

VIRAGE LOGIC CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	000-31089	77-0416232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47100 Bayside Parkway, Fremont, CA (Address of Principal Executive Offices)	94538 (Zip Code)

Registrant’s telephone number, including area code: (510) 360-8000

(Former Name or Former Address, if Changed Since Last Report)

Item 7: Financial Statements and Exhibits

(c)	Exhibits.

The following exhibit is filed herewith:

99.1	Press Release dated April 16, 2003 of Virage Logic Corporation

Item 9: Regulation FD Disclosure

     The following information is disclosed pursuant to Item 12 on Form 8-K:

On April 16, 2003, Virage Logic Corporation issued a press release announcing its financial results for the three months ended March 31, 2003. A copy of such release is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.

Date:	April 16, 2003		VIRAGE LOGIC CORPORATION

		By:	/s/ ADAM A. KABLANIAN Adam A. Kablanian, President, Chief Executive Officer and Chairman of the Board

		By:	/s/ JAMES R. PEKARSKY James R. Pekarsky, Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1	Press Release dated April 16, 2003 of Virage Logic Corporation